Exhibit 1.1

Execution Version

VERTEX PHARMACEUTICALS INCORPORATED
(a Massachusetts corporation)
6,000,000 Shares of Common Stock

UNDERWRITING AGREEMENT

Dated: February 12, 2008

VERTEX PHARMACEUTICALS INCORPORATED
(a Massachusetts corporation)
6,000,000 Shares of Common Stock
(Par Value $.01 Per Share)
UNDERWRITING AGREEMENT

MERRILL LYNCH & CO.

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

GOLDMAN, SACHS & CO.

MORGAN STANLEY & CO. INCORPORATED

J.P. MORGAN SECURITIES INC.

c/o Merrill Lynch & Co.

      Merrill Lynch, Pierce, Fenner & Smith

 Incorporated

4 World Financial Center

New York, New York  10080

Ladies and Gentlemen:

Vertex Pharmaceuticals Incorporated, a Massachusetts corporation (the “Company”), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and each of the several underwriters named in Schedule A (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch is acting as representative (in such capacity, the “Representative”), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.01 per share, of the Company (“Common Stock”) set forth in said Schedule A, and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 900,000 additional shares of Common Stock to cover overallotments, if any.  The aforesaid 6,000,000 shares of Common Stock (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the 900,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively, the “Securities.”

The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (No. 333-149165), including the related preliminary prospectus or prospectuses, which registration statement became effective upon filing under Rule 462(e) (“Rule 462(e)”) of the rules and regulations of the Commission (the “1933 Act Regulations”) under the Securities Act of 1933, as amended (the “1933 Act”). Such registration statement covers the registration of the Securities under the 1933 Act. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430B (“Rule 430B”) of the 1933 Act Regulations and paragraph (b) of Rule 424 (“Rule 424(b)”) of the 1933 Act Regulations.  Any information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information.”  Each prospectus used after the effectiveness of the Original Registration Statement and prior to the execution and delivery of this Agreement in connection with the offering of the Securities is herein called a “preliminary prospectus.”  Such registration statement, at any given time, including the amendments thereto at such time, exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at such time and the documents otherwise deemed to be a part thereof or included therein by 1933 Act Regulations, is herein called the “Registration Statement.”  The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.”  The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at the time of the execution of this Agreement is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

Concurrently with the offering of the Securities, the Company is offering its 4.75% Convertible Senior Subordinated Notes due 2013 (the “Concurrent Offering”), pursuant to a separate automatic shelf registration statement and underwriting agreement.

All references in this Agreement to financial statements and schedules and other information which is “given,” “contained,” “included,” “stated” or “described” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the “1934 Act”) which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

SECTION 1.           Representations and Warranties.

(a)           Representations and Warranties by the Company.  The Company represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time referred to in Section 1(a)(i) hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

(i)    Status as a Well Known Seasoned Issuer.  (A)  At the time of filing the Original Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) (“Rule 163(c)”) of the 1933 Act Regulations) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the 1933 Act Regulations and (D) at the date hereof, the Company was and is a “well known seasoned issuer” as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”), pursuant to Section 1(i)(A) of such definition, including not having been and not being an “ineligible issuer” as defined in Rule 405.  The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 and the Securities, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 “automatic shelf registration statement.”  The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act Regulations objecting to the use of the automatic shelf registration statement form.

At the time of filing the Original Registration Statement, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405.

(ii)           Registration Statement, Prospectus and Disclosure at Time of Sale.  The Original Registration Statement became effective upon filing under Rule 462(e) on February 11, 2008, and any post-effective amendment thereto also became effective upon filing under Rule 462(e).  No stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

Any offer that is a written communication relating to the Securities made prior to the filing of the Original Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c)) required to be filed that is an offer for purposes of Rule 163 has been filed with the Commission in accordance with the exemption provided by Rule 163 and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.

At the respective times the Original Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Each preliminary prospectus (including the prospectus or prospectuses filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

As of the Applicable Time (as defined below), neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below), if any, issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) and the information included on Schedule B hereto, all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus, if any, when considered together with the General

Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 6:00 pm (Eastern Time) on February 12, 2008 or such other time as agreed to in writing by the Company and Merrill Lynch.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed  in the form required to be retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule C hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Statutory Prospectus” as of any time means the prospectus relating to the Securities that was included in the Original Registration Statement and the preliminary prospectus dated February 11, 2008 relating to the offering of the Securities including any document incorporated by reference therein.

Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies Merrill Lynch as described in Section 3(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, and any Preliminary Prospectus deemed to be a part thereof that has not been superseded or modified.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any amendment or supplement thereto or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use therein.

(iii)          Incorporated Documents.  The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, as the case may be, conformed and will conform in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”).  The documents incorporated or deemed to be incorporated by reference in the Registration Statement when it became effective, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The documents incorporated or deemed to be incorporated by reference in (a) the General Disclosure Package, when read together with the other information in the General Disclosure Package at the earlier of time the General Disclosure Package was first used and the date and time of the first contract of sale of the Securities in this offering and (b) the Prospectus at the Closing Time (and if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(iv)          Independent Accountants.    Ernst & Young LLP, which has certified the financial statements of the Company and its subsidiaries, is an independent registered public accounting firm, within the meaning of the 1933 Act and the 1933 Act Regulations.

(v)           Financial Statements.  The financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations and cash flows of the Company and its consolidated subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) in the United States; the selected consolidated financial information included in the Registration Statement, the General Disclosure Package and the Prospectus are fairly presented in all material respects and prepared on a basis consistent with the audited financial statements contained in the Registration Statement, the General Disclosure Package and the Prospectus or incorporated by reference and the books and records of the Company and its subsidiaries.

(vi)          No Material Adverse Change in Business.  Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise and (C) except for regular dividends on the Company’s common stock or preferred stock, in amounts per share that are consistent with past practice, respectively, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(vii)         Good Standing of the Company.  The Company has been duly organized, is validly existing as a corporation under the laws of Massachusetts and has the corporate power and authority to own its property, to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and is duly qualified in or licensed by, and is in good standing (or other similar concept that may exist in the applicable jurisdiction) in, each jurisdiction in which the nature of its business requires such qualification, except where the failure, individually or in the aggregate, to be so licensed or qualified could not reasonably be expected to have a Material Adverse Effect.

(viii)        Good Standing of Non-UK Subsidiaries.  Each of the subsidiaries of the Company (other than Vertex Pharmaceuticals (Europe) Ltd.) has been duly organized or formed, is validly existing as a corporation, limited liability company or limited partnership, or business trust, as the case may be, in good standing (or, if not in good standing at the time of this Agreement, will be in good standing as of the Closing Time), if applicable, under the laws of the jurisdiction in which it is chartered or organized, and is duly qualified in or licensed by, and is in good standing (or, if applicable, other similar concept that may exist in the applicable jurisdiction) in, each jurisdiction in which the nature of its business requires such qualification, except where the failure, individually or in the aggregate, to be so licensed or qualified could not reasonably be expected to have a Material Adverse Effect.

(ix)           Capitalization of Non-UK Subsidiaries.   All the outstanding shares of capital stock, limited partnership interests, membership interests or other applicable ownership interests of each subsidiary (other than Vertex Pharmaceuticals (Europe) Ltd.) have been duly authorized and validly issued and are fully paid and nonassessable and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock or other applicable ownership interests of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interest, claim, lien or encumbrance.  None of the outstanding shares of capital stock of any subsidiary was issued in violation of the preemptive or other similar rights of any securityholder of such subsidiary (other than Vertex Pharmaceuticals (Europe) Ltd.). The only subsidiaries of the Company are Vertex Pharmaceuticals (San Diego) LLC, VSD Sub I LLC, VSD Sub II LLC, Vertex Holdings, Inc., Vertex Pharmaceuticals (Europe) Ltd., Vertex Pharmaceuticals (Cayman) Ltd., Vertex Securities Corporation, and Vertex Securities Trust.

(x)            Certain Subsidiaries.  None of Vertex Pharmaceuticals (San Diego) LLC, VSD Sub I LLC, VSD Sub II LLC, Vertex Pharmaceuticals (Cayman) Ltd., Vertex Pharmaceuticals (Europe) Ltd., and Vertex Securities Corporation is a party to any contract, loan or credit agreement that is, in each case, material to the Company or has any licenses, patents or other intellectual property rights that is, in each case, material to the Company or owns or leases any property on which the Company is substantially dependent, and none of Vertex Pharmaceuticals (San Diego) LLC, VSD Sub I LLC, VSD Sub II LLC, Vertex Pharmaceuticals (Cayman) Ltd., Vertex Pharmaceuticals (Europe) Ltd., and Vertex Securities Corporation has received any amount of revenue in the last twelve months that is material to the Company.

(xi)           Authorization of Agreement.  This Agreement has been duly authorized, executed and delivered by the Company.

(xii)          Authorization of the Securities.  The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, at the Closing Time will have been duly executed by the Company and, when authenticated, issued, delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

(xiii)         Description of the Securities.  The Common Stock conforms in all material respects to the description thereof contained in the Prospectus.

(xiv)        Capitalization of the Company.  The capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus.  The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans disclosed in the Prospectus, or pursuant to the exercise of convertible securities or options disclosed in the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company.

(xv)         Absence of Defaults and Conflicts.  Neither the Company, nor any of its subsidiaries, is in breach of, or in default under (nor has any event occurred which with notice, lapse of time or both would constitute a breach of, or default by the Company or any of its subsidiaries under), (A) any provision of the charter or bylaws (or similar organizational documents) of the Company or any of its subsidiaries or (B) except as could not reasonably be expected to individually or in the aggregate have a Material Adverse Effect, the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its subsidiaries or any of its or their property; the transactions contemplated hereby and all actions of the Company contemplated in the Registration Statement and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use of Proceeds”) and the execution, delivery and performance of this Agreement will not conflict with, or result in any breach of or constitute a default or Repayment Event (as defined below) under (nor constitute any event which with notice, lapse of time or both would constitute a breach of, default by or Repayment Event of the Company or any of its subsidiaries under), (X) any provision of the charter or bylaws of the Company or any of its subsidiaries, or (Y) without prejudice to the foregoing, and except as could not reasonably be expected to individually or in the aggregate have a Material Adverse Effect, the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject.  As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(xvi)        Absence of Labor Dispute.  No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is threatened, imminent or pending, except as set forth in or contemplated in the Registration Statement and the Prospectus.

(xvii)       Absence of Proceedings.  Except as disclosed in the Registration Statement and the Prospectus, there are no actions, suits, stop orders, restraining orders, claims, investigations or proceedings pending or, to the knowledge of the Company, threatened, before any court or governmental agency or other regulatory or administrative authority or any arbitrator, to which the Company or any of its subsidiaries is a party or to which the Company, any of its subsidiaries or any of their licenses, concessions or other properties and assets is subject, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and no actions, suits, claims, investigations or proceedings pending or, to the knowledge of the Company, threatened, before any court or governmental agency or other regulatory or administrative authority challenging or could otherwise be reasonably expected to have a material adverse effect on the transactions contemplated in the Registration Statement, the Prospectus or hereby.

(xviii)      Possession of Intellectual Property.  Each of the Company and its subsidiaries, owns or possesses, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks, copyrights, trade names, know-how and other intellectual property necessary to carry on its businesses as presently conducted, and except as described in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks, trade names, know-how or other intellectual property that in the aggregate could reasonably be expected to have a Material Adverse Effect; the patent applications filed by or on behalf of the Company described in the Registration Statement and the Prospectus have been properly prepared and filed on behalf of the Company; each such patent applications and patents described in the Registration Statement and the Prospectus is, except as set forth or contemplated in the Registration Statement and the Prospectus, assigned or licensed to the Company, and, except as set forth in the Registration Statement and the Prospectus, to the Company’s knowledge, no other entity or individual has any right or claim in any such patent, patent application or any patent to be issued therefrom; and to the knowledge of the Company, each such patent application discloses potentially patentable subject matter.

(xix)         Clinical Trials.  To the Company’s knowledge, the human clinical trials conducted by the Company, on behalf of the Company or in which the Company has participated that are described in the Registration Statement or the Prospectus, or the results of which are referred to in the Registration Statement or the Prospectus, were and, if still pending, are being, conducted in accordance with applicable regulatory requirements; to the Company’s knowledge, the descriptions of the results of such studies, tests and trials contained in the Registration Statement or the Prospectus are accurate in all material respects; the Company has no knowledge of any other studies or tests conducted by the Company, on behalf of the Company or in which the Company has participated, the results of which discredit the results described in the Registration Statement or the Prospectus; the Company has not received any notice or correspondence from the Federal Food and Drug Administration (the “FDA”) or any other governmental agency requiring the termination or suspension of any clinical trials conducted by, or on behalf of, the Company or in which the Company has participated that are described in the Registration Statement or the Prospectus or the results of which are referred to in the Registration Statement or the Prospectus.

(xx)          Absence of Further Requirements.  No consent, approval, authorization, filing with or order of any court or governmental agency or body is required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act, 1934 Act, the 1933 Act Regulations, the 1934 Act Regulations or state securities laws.

(xxi)         Possession of Licenses and Permits.  The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate U.S. federal, state, local or non-U.S. regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such licenses, certificates, permits and authorizations, individually or in the aggregate, could not reasonably be expected to have a Material Adverse

Effect and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus.

(xxii)        Tax Returns and Payment of Taxes.  The Company has filed all non-U.S., U.S. federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file could not reasonably be expected to have a Material Adverse Effect and except as set forth in or contemplated in the Prospectus) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith or as could not reasonably be expected to have a Material Adverse Effect and except as set forth in or contemplated in the Prospectus.

(xxiii)       Insurance.  The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments; except with respect to the pending class actions, there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect except as set forth in or contemplated in the Prospectus.

(xxiv)       Environmental Laws.  The Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; there are no pending or, to the Company’s knowledge, threatened, administrative, regulatory or judicial actions, suits, demand letters, claims, liens, written notices of noncompliance or violation, investigations or proceedings pursuant to any Environmental Laws against the Company or any of its subsidiaries which would, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the Company’s knowledge, there are no events or circumstances at the Company’s owned or leased properties that could reasonably be expected to form the basis of a governmental order for clean-up or remediation of hazardous or toxic substances, wastes, pollutants or contaminants regulated under Environmental Laws, or an action, suit or proceeding by any private party or governmental body or agency, against the Company or any of its subsidiaries pursuant to Environmental Laws.

(xxv)        Absence of Price Stabilization.  Neither the Company nor any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(xxvi)       Investment Company Act.  The Company is not, and after giving effect to the transactions contemplated in the Prospectus and hereby, will not be required to register as an “investment company” under the U.S. Investment Company Act of 1940, as amended.

(xxvii)      Related Party Transactions.  No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company on the one hand, and any former or current director, officer, stockholder, customer or supplier of any of them, on the other hand, which is required by the 1933 Act or by the rules and regulations enacted thereunder to be described in the Registration Statement or the Prospectus which is not so described or is not described as required.

(xxviii)     Reporting Company; Nasdaq Listing.  As of the date hereof and at all times subsequent hereto up to the Closing Time, the Company is subject to the reporting requirements of Section 13 or Section 15(d) of the 1934 Act and has complied and will continue to comply, in all material respects, with the 1934 Act, and the rules and regulations thereunder and the various state securities or “blue sky” laws and the applicable laws, rules and regulations of each jurisdiction in which any of the Company’s existing securities are listed and any authority therein.

(xxix)       Accounting Controls.  The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxx)        No Stamp or Other Taxes.  There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or upon the issuance of Common Stock.

(xxxi)       No Restrictions on Payment of Dividends.  No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated in the Prospectus.

(xxxii)      Compliance with FDA and OSHA.  Except for matters governed by Environmental Laws which are addressed in Section 1 (a)(xxiv), and except as disclosed in the Prospectus, the Company and each of its subsidiaries is in compliance with all applicable laws, statutes, ordinances, rules and regulations of the FDA and the Federal Occupational Safety and Health Administration (“OSHA”), and has filed all applications and has obtained all licenses, permits and approvals or other regulatory authorizations of the FDA and OSHA (including, without limitation, all FDA approvals necessary for marketing the products the Company and each of its subsidiaries currently markets), except where such non-compliance, failure to file such applications or failure to obtain such licenses, permits, approvals or authorizations, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xxxiii)     No Actions by FDA.  Except for matters governed by Environmental Laws which are addressed in Section 1(a)(xxiv), and except as disclosed in the Prospectus, the FDA has not commenced, or, to the Company’s knowledge, threatened to initiate, any action to withdraw its approval of any product of the Company or its subsidiaries or commenced or, to the Company’s knowledge, threatened to initiate any action to withdraw its approval of any facility of the Company or its subsidiaries.

(xxxiv)     No Violation of FCPA.  None of the Company, its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its subsidiaries and, to the knowledge of the Company, its Affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxxv)      No Calamities.  Subsequent to the respective dates as of which information is given in the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case, that has had, or could reasonably be expected to have, a Material Adverse Effect;

(xxxvi)     UK Subsidiary.  According to the records of Companies House (the registry for companies incorporated in England and Wales) as of February 11, 2008, Vertex Pharmaceuticals (Europe) Ltd. has been in continuous existence since it was incorporated and there are no documents in the public file in England and Wales showing the institution of proceedings for the liquidation or winding up of this subsidiary.

(xxxvii)    Registration Rights.  There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act.

(b)           Officer’s Certificates.  Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty on the date of such certificate by the Company to each Underwriter as to the matters covered thereby.

SECTION 2.           Sale and Delivery to Underwriters; Closing.

(a)           Initial Securities.  On the basis of the representations, warranties and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter agrees to purchase from the Company, severally and not jointly, at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

(b)           Option Securities.  In addition, on the basis of the representations, warranties and covenants herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 900,000 shares of Common Stock at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.  The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering overallotments which may be made in connection with the offering and distribution of the Initial Securities upon written notice by Merrill Lynch to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities, which shall be no earlier than two business days following the date on which the Company receives notice or as otherwise agreed to by the parties hereto.  Subject to the foregoing, any such time and date of delivery (a “Date of Delivery”) shall be determined by Merrill Lynch, but shall not be later than seven full business days after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined.  If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of fractional shares.

(c)           Payment.  Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the office of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York 10006 or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 a.m. (Eastern time) on February 19, 2008 (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each Date of Delivery as specified in the written notice from the Representative to the Company.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company in writing, against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them.  It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase.  Merrill Lynch, individually and not as representative of the Underwriters, may

(but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d)           Denominations; Registration.  Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representative may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be.  The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representative in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be

SECTION 3.           Covenants of the Company.  The Company covenants with each Underwriter as follows:

(a)   Compliance with Securities Regulations and Commission Requests; Payment of Filing Fees.  The Company, subject to Section 3(b), will comply with the requirements of Rule 430B and will notify the Representative immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement in connection with the offering of the Securities and transactions contemplates in this Agreement or new registration statement relating to the Securities shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed in connection with the offering of the Securities and transactions contemplated in this Agreement, (ii) of the receipt of any comments from the Commission in connection with the offering of the Securities and transactions contemplated in this Agreement, (iii) of any request by the Commission for any amendment to the Registration Statement in connection with the offering of the Securities and transactions contemplated in this Agreement, or the filing of a new registration statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information in connection with the offering of the Securities and transactions contemplated in this Agreement, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement or of any order preventing or suspending the use of any preliminary prospectus in connection with the offering of the Securities and transactions contemplated in this Agreement, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.  The Company will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus.  The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.  The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) of the 1933 Act Regulations and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(b)   Filing of Amendments and Exchange Act Documents.  Until the end of the period during which a Prospectus is required to be delivered under the 1933 Act in connection with the offering of the Securities is contemplated by this Agreement, the Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement or new registration statement relating to the Securities or any amendment, supplement or revision to either any preliminary prospectus (including any prospectus included in the Original Registration Statement or amendment thereto at the time it became effective) or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, and the Company will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.  This section (b) shall not apply to filings or periodic or current reports pursuant to the 1934 Act after the date of this Agreement except as described in the following sentence.  The Company has given the Representative notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representative notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

(c)   Delivery of Registration Statements.  The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, a reasonable number of signed copies of the Original Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Original Registration Statement and of each amendment thereto (without exhibits) for each of the Underwriters.  The copies of the Original Registration Statement and each amendment thereto in connection with the offering of the Securities and transactions contemplated in this Agreement furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)   Delivery of Prospectuses.  The Company will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act.  The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request.  The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)   Continued Compliance with Securities Laws.  The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Underwriting Agreement and the Prospectus.  If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or to file a new registration statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment, supplement or new registration statement as may be necessary to correct such statement or omission or to comply with such requirements, the Company will use its best efforts to have such amendment or new registration statement declared effective as soon as practicable (if it is not an automatic shelf registration statement with respect to the Securities) and the Company will furnish to the Underwriters such number of copies of such amendment, supplement or new registration statement as the Underwriters may reasonably request.  If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Securities) or the Statutory Prospectus or any preliminary prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify Merrill Lynch and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f)    Blue Sky Qualifications.  If and to the extent reasonably requested by the Underwriters, the Company will use its reasonable efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect so long as required for distribution of the Securities, but in no event for a period in excess of six months from the date of this Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g)   Earnings Statement.  The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h)   Use of Proceeds.  The Company will use the net proceeds received by it from the sale of the Securities in the manner indicated in the Prospectus under “Use of Proceeds.”

(i)    Listing.  The Company will use its reasonable best efforts to effect and maintain the quotation of the Securities on the Nasdaq Global Select Market.

(j)    Restriction on Sale of Securities.  During a period of 90 days from the date of this Agreement, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for or repayable with Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to (A) the issuance of the Securities to be sold hereunder or the securities to be sold in the Concurrent Offering, (B) the issuance of shares of Common Stock upon the exercise of an option or warrant or the conversion, exchange or repurchase of a security outstanding on the date hereof and referred to in the Prospectus or the issuance of shares upon conversion of the securities to be sold in the Concurrent Offering, (C) the issuance of shares of Common Stock or the grant of options to purchase Common Stock pursuant to existing employee or director benefit plans of the Company referred to in the Prospectus and registrations in connection with such issuances or grants, (D) issuances of rights, preferred stock or Common Stock pursuant to any existing rights plan or any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan and registrations in existence at the date of this Agreement in connection with such issuances or grants, (E) securities sold to collaborators, vendors, manufacturers, distributors, customers or other similar parties pursuant to a collaboration, licensing arrangement, strategic alliance or similar transaction, so long as recipients of such securities agree to be bound for any remaining portion of such 90 day period on the above terms, (F) issuances of Common Stock in connection with strategic or other significant investments in which the purchaser agrees to be bound for any remaining portion of such 90 day period on the above terms, (G) any shares of Common Stock issued in any business combination and registrations related thereto so long as the recipient agrees to be bound for any remaining portion of such 90 day period on the above terms, or (H) any shares of Common Stock or options to purchase Common Stock granted to consultants to the Company as compensation for their services to the Company so long as the recipient agrees to be bound for any remaining portion of such 90 day period on the above terms.

(k)   Reporting Requirements.  The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

(l)    Issuer Free Writing Prospectuses.  The Company represents and agrees that, unless it obtains the prior written consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior written consent of the Company and the Representative, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.  Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433,  and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

SECTION 4.           Payment of Expenses.  (a)  Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation,

printing, delivery to the Underwriters and filing of the Prospectus (including financial statements and any schedules or exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the Securities, certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto up to a limit of $5,000, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Permitted Free Writing Prospectus authorized by the Company and of the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the costs and expenses of the Company relating to one half of the cost of aircraft and other transportation chartered in connection with any “road show” undertaken in connection with the marketing of the Securities, (x) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq Global Select Market, (xi) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in the fifth paragraph of Section 1(a)(ii).  It is understood that, subject to this section and Section 4(b), the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel and any advertising expenses connected with any offers they may make.  The Representative will pay one half of the cost of aircraft and other transportation chartered in connection with the road show as well as all of the other costs and expenses related to the road show, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants.

(b)           Termination of Agreement.  If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5.           Conditions of Underwriters’ Obligations.  The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder that are required to be performed or satisfied by it prior to Closing Time, and to the following further conditions:

(a)   Effectiveness of Registration Statement; Filing of Prospectus; Payment of Filing Fee.  The Registration Statement has become effective under the 1933 Act and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.  A prospectus containing  the Rule 430B Information shall have been filed with the

Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B).  The Company shall have paid the required Commission filing fees relating to the Securities within the time period required by Rule 456(1)(i) of the 1933 Act Regulations and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

(b)   Opinions of Counsel for Company.  At the Closing Time, the Representative shall have received the favorable opinion, dated as of the Closing Time, of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Company, in form and substance satisfactory to counsel for the Underwriters substantially in the form of Exhibit A hereto and the favorable opinion, dated as of the Closing Time of Stephen L. Nesbitt, intellectual property counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, substantially in the form of Exhibit B hereto.

(c)   Opinion of Counsel for Underwriters.  At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Cleary Gottlieb Steen & Hamilton LLP, counsel for the Underwriters, in form and substance reasonably satisfactory to the Underwriters.

(d)   Officers’ Certificate.  At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the Company signed by the President or a Vice President of the Company and of the chief financial officer or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied pursuant to this Agreement at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission.

(e)   Accountants’ Comfort Letter.  At the time of the execution of this Agreement, the Representative shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus or incorporated by reference into the Registration Statement and the Prospectus.

(f)    Bring-down Comfort Letter.  At Closing Time, the Representative shall have received from Ernst & Young LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(g)   Approval of Listing.  At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq Global Select Market, subject only to official notice of issuance.

(h)   Regulatory Affairs Certificate. At the Closing, the Representative shall have received a certificate from Jennifer Jackson, Vice President of Regulatory Affairs of the Company, dated as of the Closing Time, in form and substance satisfactory to counsel for the Underwriters, substantially in the form of Exhibit C hereto.

(i)    Lock-up Agreements.  At the date of this Agreement, the Representative shall have received (i) an agreement substantially in the form of Exhibit D hereto signed by the persons listed on Schedule D hereto and (ii) an agreement substantially in the form of Exhibit E hereto with an additional exception for the purchase or sale of Common Stock pursuant to a written plan for trading securities pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (a “10b5-1 trading plan”), where such written plan was in effect prior to commencement of the Lock-up Period, signed by the two persons noted on Schedule D hereto.

(j)    No Stop Orders.  No stop order, restraining order or denial of an application for approval shall have been issued and no litigation shall have been commenced or threatened in writing before any regulatory authority or other public body or court of any jurisdiction with respect to the transactions contemplated herein and in the Registration Statement and the Prospectus that the Representative, in good faith, believe makes it inadvisable for the Representative to continue to act hereunder.

(k)   Conditions to Purchase of Option Securities.  In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representative shall have received:

(i)            Officers’ Certificate.  A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial officer or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

(ii)           Opinion of Counsel for Company.  The favorable opinions of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Company, and Stephen L. Nesbitt, intellectual property counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(b) hereof .

(iii)          Opinion of Counsel for Underwriters.  The favorable opinion of Cleary Gottlieb Steen & Hamilton LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(iv)          Bring-down Comfort Letter.  A letter from Ernst & Young LLP, in form and substance satisfactory to the Representative and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 5(f) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

(v)           Regulatory Affairs Certificate. A certificate dated such Date of Delivery, of Jennifer Jackson, Vice President of Regulatory Affairs of the Company, confirming that the certificate delivered at Closing Time pursuant to Section 5(h) hereof remains true and correct as of such Date of Delivery.

(l)    Additional Documents.  At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters.

(m)  Termination of Agreement.  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representative by written notice to the Company at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such  termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

SECTION 6.           Indemnification.

(a)           Indemnification of Underwriters.  The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)            against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)           against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company;

(iii)          against any and all expense whatsoever, as reasonably incurred (including the reasonable fees and disbursements of counsel chosen by Merrill Lynch), in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter directly or through the Representative expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430B Information, any preliminary prospectus any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

(b)           Indemnification of Company.  Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or any preliminary prospectus, any Issuer Free Writing Prospectus, or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein.

(c)           Actions against Parties; Notification.  Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representative, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company.  An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party.  The indemnifying party shall be entitled, after written notice from the indemnifying party to the indemnified party, to assume the defense of such litigation or proceeding with counsel of its choice at its expense; provided, however, that such counsel shall be satisfactory to the indemnified party in the exercise of its reasonable judgment. Notwithstanding the election of the indemnifying party to assume the defense of such litigation or proceeding, the  indemnified party shall have the right to employ separate counsel and to participate in the defense of such litigation or proceeding, and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel and shall pay such fees, costs and expenses (provided that, with respect to any single litigation or proceeding or with respect to several litigations or proceedings involving substantially similar legal claims, the indemnifying party shall not be required to bear the fees, costs and expenses of more than one such counsel other than one local counsel) if (i) the indemnified party shall have been advised by its counsel (with notice to the counsel appointed by the indemnifying party, so long as such delivery of notice could not reasonably be expected to result in the loss of any privilege) that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, such that it would render representation by counsel to the indemnifying party inappropriate or inadvisable for the indemnified party, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party in the exercise of the indemnified party’s reasonable judgment to represent the indemnified party within a reasonable time after notice of the institution of such litigation or proceeding or (iii) the indemnifying party shall authorize in writing the indemnified party to employ separate counsel at the expense of the indemnifying party.  After notice from the indemnifying party to the indemnified party of the indemnifying party’s election so to assume the defense thereof and approval by the indemnified party of the indemnifying party’s counsel appointed to defend such action, the indemnifying party will not be liable to the indemnified party under this Section 6 for any legal or other expenses, unless the indemnified party shall have employed separate counsel in accordance with the immediately preceding sentence. In any action or proceeding the defense of which the indemnifying party so assumes, the indemnified party shall have the right to participate in such litigation and retain its own counsel at the indemnified party’s own expense. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)           Settlement without Consent if Failure to Reimburse.  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a) (ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7.           Contribution.  If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.  The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 8.           Representations, Warranties and Agreements to Survive.  All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company and (ii) delivery of and payment for the Securities.

SECTION 9.           Termination of Agreement.

(a)           Termination; General.  The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq Global Select Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq Global Select Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the Financial Industry Regulatory Authority, or any other governmental authority, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

(b)           Liabilities.  If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

SECTION 10.         Default by One or More of the Underwriters.  If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

(i)            if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii)           if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representative or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.  As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11.         Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Underwriters shall be directed to them care of the Representative at 4 World Financial Center, New York, New York 10080, attention of Syndicate Operations, with a copy to Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York, 10006, attention of Leslie N. Silverman, Esq.; notices to the Company shall be directed to it at 130 Waverly Street, Cambridge, Massachusetts  02139, attention of The Office of General Counsel, with a copy to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts, 02111, attention of Michael Fantozzi, Esq.

SECTION 12.         No Advisory or Fiduciary Relationship.  The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 13.         Integration.  This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

SECTION 14.         Parties.  This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal Representative, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal Representative, and for the benefit of no other person, firm or corporation.  No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 15.         GOVERNING LAW AND TIME.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 16.         Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 17.         Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

Very truly yours,

VERTEX PHARMACEUTICALS
INCORPORATED

By	/s/ Kenneth S. Boger
Title: Senior VP & General Counsel

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

GOLDMAN, SACHS & CO.

MORGAN STANLEY & CO. INCORPORATED

J.P. MORGAN SECURITIES INC.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By	/s/ Grace Yoon
Authorized Signatory
Grace Yoon
Vice President

SCHEDULE A

Name of Underwriter	Number of Initial Securities

Merrill Lynch, Pierce, Fenner & Smith Incorporated	3,300,000
Goldman, Sachs & Co.	1,050,000
Morgan Stanley & Co. Incorporated	1,050,000
J.P. Morgan Securities Inc	600,000

Total	6,000,000

A-1

SCHEDULE B

VERTEX PHARMACEUTICALS INCORPORATED

6,000,000 shares of Common Stock

(Par Value $.01 Per Share)

1.             The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $17.14.

2.             The purchase price per share for the Securities to be paid by the several Underwriters shall be $16.3687, being an amount equal to the initial public offering price set forth above less $0.7713 per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the overallotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

B-1

SCHEDULE C

ISSUER GENERAL USE FREE WRITING PROSPECTUS

None

C-1

SCHEDULE D

Joshua S. Boger

Eric K. Brandt

Roger W. Brimblecombe

Stuart J. M. Collinson

Eugene H. Cordes

Matthew W. Emmens

Bruce I. Sachs

Charles A. Sanders

Elaine S. Ullian

John J. Alam*

Kurt Graves

Peter Mueller

Ian F. Smith

Kenneth S. Boger

Richard C. Garrison *

Lisa Kelly-Croswell

Amit K. Sachdev

Johanna Messina Power

* Lock-up agreements for these individuals contain an exception for sales under existing 10b5-1 trading plans (as such term is defined in the lock-up agreements).

D-1

Exhibit A

FORM OF OPINION OF COMPANY’S COUNSEL
TO BE DELIVERED PURSUANT TO
SECTION 5(b)

We have acted as outside counsel for the Company (as defined in the Underwriting Agreement) in connection with the preparation, execution and delivery of the Underwriting Agreement and the consummation of the transactions contemplated thereby.  In connection therewith, we have examined executed originals or counterparts of the Underwriting Agreement, the Registration Statement, the Prospectus and such other documents as we have deemed necessary for purposes of this opinion.

Insofar as this opinion relates to factual matters, we have relied upon representations and warranties of the Company set forth in the Underwriting Agreement, certificates of officers of the Company and public officials and certificates delivered to you in connection with the Underwriting Agreement and the transactions contemplated thereby.

As used herein, any reference to “our knowledge,” “best of our knowledge,” “of which we have knowledge,” “known to us” or words of similar import, shall mean to the knowledge of any lawyer in this firm who was involved in representing the Company in connection with the transactions contemplated by the Underwriting Agreement or is otherwise involved on an ongoing basis in providing legal services to the Company.  Except as expressly set forth in this opinion, we have not undertaken any independent investigation, including, without limitation, any investigation of corporate, court or other documents or records or search of any computerized or electronic databases or the dockets of any court, regulatory body or governmental agency or other filing office in any jurisdiction, to determine the existence or absence of any such facts or other information, and no inference as to our knowledge of the existence or absence of any facts or other information should be drawn from the fact of our representation of the Company.

In rendering the opinions set forth herein, we have assumed without independent inquiry or investigation, (i) the genuineness of all signatures on all documents and instruments examined by us, (ii) the authenticity of all documents submitted to us as originals, and (iii) the conformity to originals of all documents submitted to us as certified, photostatic or conformed copies, and the authenticity of the originals of such documents.  We have also assumed that each of the parties to the Underwriting Agreement (other than the Company) has all requisite power and authority and has taken all necessary action (corporate or otherwise) to execute and deliver the Underwriting Agreement and to effect the transactions contemplated thereby and that the Underwriting Agreement constitutes the legal, valid and binding obligation of each of such other parties enforceable in accordance with its terms.

We call your attention to the fact that members of this firm are admitted to practice law in the Commonwealth of Massachusetts and the State of New York.  Accordingly, no opinion is expressed herein with respect to any matter, which is determined by the law of any jurisdiction except the federal laws of the United States of America, the laws of the Commonwealth of Massachusetts and the laws of the State of New York.  Insofar as this opinion addresses matters governed by laws of any other jurisdiction, this opinion is delivered as though such matters were governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts (without regard to the application of any conflict of law rule that would result in the application of the domestic substantive law of any other jurisdiction).

Based upon and subject to the foregoing assumptions, limitations and qualifications, and subject to the penultimate paragraph of this letter, we are of the opinion that:

(i)  The Company has been duly incorporated and validly exists as a corporation in good standing under the laws of the Commonwealth of Massachusetts.

(ii)  The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

(iii)  The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction within the United States in which such qualification is required, whether by reason of the ownership or leasing of property or the maintenance of an office, except where the failure so to qualify or to be in good standing could not reasonably be expected to result in a Material Adverse Effect (as defined in the Underwriting Agreement).

(iv)  The authorized capital stock of the Company is as set forth in the Prospectus (excluding the documents incorporated by reference therein) in the column entitled “Actual” under the caption “Capitalization,” as of the date specified thereunder.

(v)  Vertex Securities Trust (“Vertex Securities”) has been duly organized and is validly existing as a business trust in good standing under the laws of the Commonwealth of Massachusetts, has power and authority as a business trust to own, lease and operate its properties and is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the maintenance of an office, except where the failure so to qualify or to be in good standing could not reasonably be expected to result in a Material Adverse Effect.

(vi)  Vertex Holdings, Inc. (“Vertex Holdings”) has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, has corporate power and authority to own, lease and operate its properties and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the maintenance of an office, except where the failure so to qualify or to be in good standing could not reasonably be expected to result in a Material Adverse Effect.

(vii)    The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(viii)    The Securities (as defined in the Underwriting Agreement) have been duly authorized by all necessary corporate action of the Company, have been validly issued by the Company and are fully paid and nonassessable; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the holders of outstanding shares of capital stock of the Company are not entitled to any preemptive rights to subscribe for the Securities under the Restated Articles of Incorporation of the Company, as amended (the “Articles of Incorporation”), the By-Laws of the Company, as amended (the “By-Laws”) or the Massachusetts Business Corporation Act (the “MBCA”).

(xi)  The documents incorporated by reference in the Registration Statement and the Prospectus (other than the financial statements and schedules and other financial data included therein, as to which we express no opinion) as of the respective dates of their filing with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission promulgated thereunder.

(xii)  The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements of the laws of the Commonwealth of Massachusetts, with any applicable requirements of the Articles of Incorporation and By-Laws of the Company and the requirements of the Nasdaq Global Select Market.

(xiii)   To the best of our knowledge, there is no pending or threatened action, suit, proceeding, inquiry or investigation to which the Company or any of its subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, that is required to be described in the Prospectus that is not described as so required.

(xiv)  The statements set forth in the Prospectus (excluding the documents incorporated by reference therein) under the heading under “Description of Capital Stock,” insofar as such statements purport to summarize certain provisions of the Securities, the Articles of Incorporation and By-Laws, provide a fair summary of such provisions.

(xv)  To the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions of the contracts described in the Prospectus or references thereto fairly summarize the arrangements covered thereby.

(xvi)   No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency of the Commonwealth of Massachusetts or the United States (other than such as may be required under the applicable securities laws of the various jurisdictions in which the Securities will be offered or sold, or as may be required by the Financial Industry Regulatory Authority, in each case, as to which we express no opinion) is required for the due authorization, execution and delivery of the Underwriting Agreement by the Company in connection with the offering, issuance, sale or delivery of the Securities to the Underwriters (as defined in the Underwriting Agreement).

(xvii)  The execution, delivery and performance by the Company of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement and compliance by the Company with its obligations thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company, Vertex Securities or Vertex Holdings pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company, Vertex Securities or Vertex Holdings is a party, or by which any of the assets or properties of the Company, Vertex Securities or Vertex Holdings may be bound, nor will such action result in any violation of the provisions of the Articles of Incorporation and By-Laws of the Company or any laws or administrative rules or regulations of federal law or the Commonwealth of Massachusetts normally applicable to transactions of the type contemplated by the Underwriting Agreement (other than the state securities laws, rules or regulations thereunder and federal securities laws, rules or regulations thereunder concerning matters relating to, or the adequacy of, disclosure in the Registration Statement or Prospectus, as to which we express no opinion in this paragraph (xviii)) or any judgment, order or decree known to us of any court or governmental agency or body having jurisdiction over the Company, Vertex Securities or Vertex Holdings.

(xviii)  The Company is not, and, upon the offering and sale of the Securities as contemplated in the Prospectus and the application of the net proceeds therefrom as described in the Prospectus, will not be required to register as an “investment company” as such term is defined in the 1940 Act.

We have reviewed the registration statement on Form S-3 (File No. 333-149165) of the Company (the “Registration Statement”), relating to the Securities and other securities of the Company, filed on February 11, 2008, with the Commission under the 1933 Act, allowing for delayed offerings pursuant to

Rule 415 under the 1933 Act, including the Incorporated Documents (as defined below) and the information deemed to be a part of the registration statement at the time of effectiveness pursuant to Rule 430B of the 1933 Act Regulations, and (i) the preliminary prospectus, dated February 11, 2008 (the “Preliminary Prospectus”), relating to the offering of securities of the Company, which forms a part of and is included in the Registration Statement, and (ii) the final prospectus, dated February 12, 2008 (the “Final Prospectus” and, together with the Preliminary Prospectus, the “Prospectus”), also relating to the offering of the Securities, in the form filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations. We also have reviewed the documents filed by the Company pursuant to the 1934 Act and incorporated by reference into the Prospectus as of the date hereof (collectively, the “Incorporated Documents”), and such other documents as we deemed appropriate. Assuming the accuracy of the representation and warranties of the Company set forth in Section 1(a)(i) of the Underwriting Agreement, the Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the 1933 Act, and, to our knowledge, (i) no stop order suspending the effectiveness of the Registration Statement has been issued, and (ii) no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company, you, and your counsel, at which the contents of the Registration Statement, the Preliminary Prospectus, and the Prospectus and related matters were discussed. We do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement, the Preliminary Prospectus, or the Prospectus and have made no independent check or verification thereof (except to the limited extent referred to in paragraphs iv and xiv of our opinion to you dated the date hereof).

On the basis of the foregoing, (i) the Registration Statement at the time it became effective, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom) and (ii) no facts have come to our attention that have caused us to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement). In addition, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that documents included in the General Disclosure Package, all considered together, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement).

As used herein, “Applicable Time” means 6:00 p.m. (Eastern time) on February 12, 2008 and “General Disclosure Package” means the Preliminary Prospectus, considered together with the document in Annex A hereto.

In addition, based on the foregoing, we confirm to you that the Prospectus has been filed with the SEC within the time period required by Rule 424 of the Rules and Regulations.

We express no opinion as to any matter other than as expressly set forth above, and no other opinion is intended to be implied nor may be inferred herefrom.  The opinions expressed herein are given as of the date hereof, and we undertake no obligation hereby and disclaim any obligation to advise you of any change after the date hereof pertaining to any matter referred to herein.

This opinion is furnished to you as representative of the Underwriters in connection with the closing of the sale of the Securities pursuant to the Underwriting Agreement, is solely for the benefit of the several Underwriters and counsel to the Underwriters, and is not to be used, circulated, quoted, relied upon or otherwise referred to by any other person or for any other purpose except with our prior written consent.

Exhibit B

FORM OF OPINION OF INTELLECTUAL PROPERTY COUNSEL FOR THE COMPANY
TO BE DELIVERED PURSUANT TO SECTION 5(b)

MERRILL LYNCH & CO.

Merrill Lynch, Pierce, Fenner & Smith Incorporated,

as Representative of the several
Underwriters named in Schedule A hereto

c/o Merrill Lynch & Co.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

4 World Financial Center

New York, New York  10080

Vertex Pharmaceuticals Incorporated

Ladies and Gentlemen:

I am an intellectual property attorney at Vertex Pharmaceuticals Incorporated, a Massachusetts corporation (the “Company”).  As an intellectual property attorney of the Company, I am familiar with the Company’s intellectual property matters.

This opinion is being furnished to you pursuant to Section 5(b) of the Underwriting Agreement, dated February 12, 2008, between you and the Company, relating to your purchase of 6,000,000 shares of the Company’s Common Stock (the “Agreement”).  Capitalized terms defined in the Agreement and not otherwise defined herein shall have the meanings set forth in the Agreement.

In my capacity as an intellectual property attorney for the Company, I have reviewed the following statements in the Prospectus dated February 12, 2008 and the documents incorporated by reference therein (the “Prospectus”) under the captions “Risk Factors - Risks Related to Our Business - If our patents do not protect our products, or our products infringe third-party patents, we could be subject to litigation and substantial liabilities”(“the Statements”).

Insofar as the Statements involve matters of United States law, they are accurate statements or summaries of the matters therein set forth.

Specifically, as to the Statements, it is my opinion that:

(i)            Subject to any specific disclosure to the contrary in the Prospectus, there are no legal or governmental proceedings, except patent prosecution and oppositions, pending or threatened, relating to the patents or patent applications of the Company referenced in the Prospectus.

(ii)           Subject to any specific disclosure to the contrary in the Prospectus, there are no legal or governmental proceedings or claims, pending or threatened, against the Company with respect to the patents or patent applications of others, except such proceedings or claims that would not in the aggregate have a Material Adverse Effect.

B-1

(iii)          Subject to any specific disclosure to the contrary in the Prospectus, to my actual knowledge, there are no facts that would preclude the Company from having clear title to or a valid license under the patents and patent applications referenced in the Prospectus.

(iv)          The Company has properly filed and diligently prosecuted, or is so prosecuting, each of the Company’s pending patent applications except where the Company has determined that any such patent application is not material to the Company’s business.

(v)           The Company has complied and is continuing to comply on an ongoing basis with the required duty of candor and good faith in dealing with the United States Patent and Trademark Office (the “Office”), including the duty to disclose to the Office all information actually known by it to be material to the patentability of each issued United States patent or pending application referenced in the Prospectus.

Further, I have no actual knowledge, and nothing has come to my attention, that causes me to believe, as of the date of this opinion letter, that the description in the Prospectus of the Company’s situation relating to intellectual property matters, including, without limitation, patents and patent applications, contain any untrue statement of a material fact or omit to state a material fact necessary to make such Statements not misleading in the context in which they are made.

This opinion letter is solely for your information and to assist you as Underwriters in conducting your investigation of the affairs of the Company in connection with the aforesaid Agreement and Prospectus, and it is not to be quoted or otherwise referred to in any public disclosure document (including without limitation the Agreement and Prospectus), furnished to any other person, or filed with any governmental agency.  Moreover, this opinion letter speaks as of the date hereof and I assume no obligation to advise you of any changes of law or fact that may hereafter occur.

Very truly yours,

B-2

Exhibit C

FORM OF CERTIFICATE OPINION OF COMPANY’S VICE PRESIDENT OF REGULATORY AFFAIRS TO BE DELIVERED PURSUANT TO SECTION 5(h)

This certification is being furnished to you pursuant to Section 5(h) of the Underwriting Agreement dated February 12, 2008 between Vertex Pharmaceuticals Incorporated (the “Company”) and you (the “Agreement”) in connection with your purchase of 6,000,000 shares of the Company’s Common Stock (the “Agreement”).  Capitalized terms defined in the Agreement and not otherwise defined herein shall have the meanings set forth in the Agreement.

I am Vice President of Regulatory Affairs of the Company. In my capacity as Vice President of Regulatory Affairs of the Company, I have reviewed at your request those portions of the Prospectus set forth under the captions  “Risk Factors–Risks Related to Our Business– Many of our drug candidates are still in the early stages of development and all of our drug candidates remain subject to clinical testing and regulatory approval. If we are unable to successfully develop and test our drug candidates, we will not be successful,” “Risk Factors–Risks Related to Our Business–If we are unable to obtain U.S. and/or foreign regulatory approval, we will be unable to commercialize our drug candidates,” “Risk Factors–Risks Related to Our Business–If clinical trials for our drug candidates are prolonged or delayed, we may be unable to commercialize our drug candidates on a timely basis, which would require us to incur additional costs and would delay our receipt of any product revenue,” “Risk Factors–Risks Related to Our Business–If our processes and systems are not compliant with regulatory requirements, we could be subject to delays in filing new drug applications or restrictions on marketing of products after they have been approved,” “Risk Factors–Risks Related to Our Business–If we obtain regulatory approvals, our drug candidates will be subject to ongoing regulatory review. If we fail to comply with continuing U.S. and applicable foreign regulations, we could lose those approvals, and our business would be seriously harmed,” and “Business–Government Regulation” (collectively, the “Regulatory Disclosure”).

I have examined originals, or copies that are identified as being true copies of originals, of submissions made by the Company to the U.S. Food and Drug Administration (the “FDA”) pertaining to the Company’s product candidates identified in the Prospectus and related correspondence between FDA and the Company, clinical trial protocols submitted to the FDA, and representative clinical investigator files for each clinical trial, in all such cases pertaining to such product candidates.

Based on my review of the above-referenced documents, I hereby confirm that:

(i) the statements in the Regulatory Disclosure, insofar as such statements purport to describe or summarize applicable provisions of the Federal Food, Drug, and Cosmetic Act and the regulations promulgated thereunder, are accurate and complete in all material respects and fairly present the information set forth therein;

(ii) the Company has obtained such licenses, permits, approvals, and authorizations required by the FDA that are necessary for the conduct of the business of the Company as it is currently conducted and described in the Prospectus and to our knowledge such authorizations are in effect;

(iii) I am not aware of any lawsuit or regulatory proceeding, pending or threatened, brought by or before the FDA, in which the Company is or would be the defendant or respondent, nor are we aware of any adverse judgment, decree, or order currently in effect that has been issued by the FDA against the Company.

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Exhibit D

FORM 1 OF LOCK-UP FROM DIRECTORS, OFFICERS OR OTHER STOCKHOLDERS
PURSUANT TO SECTION 5(i)

                   , 2008

MERRILL LYNCH & CO.

Merrill Lynch, Pierce, Fenner & Smith Incorporated,

as Representative of the several
Underwriters to be named in the
within-mentioned Underwriting Agreement

4 World Financial Center

New York, New York  10080

Re:          Proposed Public Offering by Vertex Pharmaceuticals Incorporated

Dear Sirs:

The undersigned, an officer and/or director of Vertex Pharmaceuticals Incorporated, a Massachusetts corporation (the “Company”), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and the other underwriters named therein propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company providing for the public offering (the “Public Offering”) of shares (the “Securities”) of the Company’s common stock, par value $.01 per share (the “Common Stock”).  In recognition of the benefit that such an offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during a period of 90 days from the date of the Underwriting Agreement (the “Lock-up Period”), the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer (collectively, “Transfer”) any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Notwithstanding the first paragraph of this agreement, the exercise of stock options granted prior to the date hereof pursuant to the Company’s stock option and employee stock purchase plans shall not be deemed a Transfer for purposes of this lock-up Agreement.  Nothing herein shall prevent the undersigned from entering into one or more written plan(s) for trading securities pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (a “10b5-1 trading plan”) or amending one or more existing 10b5-1 trading plan(s) so long as there are no sales of Lock-Up Securities under any such new plan or incremental sales of Lock-Up Securities pursuant to any such amendment during the Lock-up Period.

D-1

Notwithstanding the first paragraph of this agreement, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities, as set forth in (i) through (iv) below, without the prior written consent of Merrill Lynch, provided that (1) Merrill Lynch receives a signed lock-up agreement for the balance of the Lock-up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported during the Lock-up Period in any public report or filing with the Securities and Exchange Commission and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers during the Lock-up Period:

(i)	as a bona fide gift or gifts; or

(ii)	to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; or

(iii)	as a distribution to limited partners or stockholders of the undersigned; or

(iv)	to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned.

For purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

This lock-up agreement shall terminate automatically (1) if the Underwriting Agreement has not been executed and the Company has informed Merrill Lynch in writing that it is terminating the Public Offering or (2) if the Underwriting Agreement has been executed and has been terminated prior to the purchase of the Securities.

Very truly yours,

Signature:

Print Name:

D-2

Exhibit E

FORM 2 OF LOCK-UP FROM DIRECTORS, OFFICERS OR OTHER STOCKHOLDERS PURSUANT TO SECTION 5(i)

                   , 2008

MERRILL LYNCH & CO.

Merrill Lynch, Pierce, Fenner & Smith Incorporated,

as Representative of the several
Underwriters to be named in the
within-mentioned Underwriting Agreement

4 World Financial Center

New York, New York  10080

Re:          Proposed Public Offering by Vertex Pharmaceuticals Incorporated

Dear Sirs:

The undersigned, an officer and/or director of Vertex Pharmaceuticals Incorporated, a Massachusetts corporation (the “Company”), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and the other underwriters named therein propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company providing for the public offering (the “Public Offering”) of shares (the “Securities”) of the Company’s common stock, par value $.01 per share (the “Common Stock”).  In recognition of the benefit that such an offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during a period of 90 days from the date of the Underwriting Agreement (the “Lock-up Period”), the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer (collectively, “Transfer”) any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Notwithstanding the first paragraph of this agreement, neither (i) the purchase or sale of Common Stock pursuant to a pre-existing written plan for trading securities pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (a “10b5-1 trading plan”), where such written plan was in effect prior to commencement of the Lock-up Period, nor (ii) the exercise of stock options granted prior to the date hereof pursuant to the Company’s stock option and employee stock purchase plans shall be deemed a Transfer for purposes of this Lock-Up Agreement.  Nothing herein shall prevent the undersigned from entering into one or more 10b5-1 trading plan(s) or amending one or more existing 10b5-1 trading plan(s) so long as there are no sales of Lock-Up Securities under any such new plan or incremental sales of Lock-Up Securities pursuant to any such amendment during the Lock-up Period.

E-1

Notwithstanding the first paragraph of this agreement, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities, as set forth in (i) through (iv) below, without the prior written consent of Merrill Lynch, provided that (1) Merrill Lynch receives a signed lock-up agreement for the balance of the Lock-up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported during the Lock-up Period in any public report or filing with the Securities and Exchange Commission and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers during the Lock-up Period:

(v)	as a bona fide gift or gifts; or

(vi)	to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; or

(vii)	as a distribution to limited partners or stockholders of the undersigned; or

(viii)	to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned.

For purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

This lock-up agreement shall terminate automatically (1) if the Underwriting Agreement has not been executed and the Company has informed Merrill Lynch in writing that it is terminating the Public Offering or (2) if the Underwriting Agreement has been executed and has been terminated prior to the purchase of the Securities.

Very truly yours,

Signature:

Print Name:

E-2